UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 31, 2016

TONIX PHARMACEUTICALS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-36019	26-1434750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

509 Madison Avenue, Suite 306, New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 980-9155

Copy of correspondence to:

Marc J. Ross, Esq.

James M. Turner, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway

New York, New York 10006

Tel: (212) 930-9700 Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 31, 2016, Tonix Pharmaceuticals Holding Corp. (the “Company”) will present data from its Phase 2 dose-finding clinical study (the “AtEase Study”) of TNX-102 SL (cyclobenzaprine HCl sublingual tablets) for the treatment of military-related post-traumatic stress disorder in an oral scientific presentation entitled “A Randomized Placebo-controlled Multicenter Trial of a Low-dose Bedtime Sublingual Formulation of Cyclobenzaprine (TNX-102 SL) for the Treatment of Military-Related PTSD” (the “Presentation”), at the American Society of Clinical Psychopharmacology 2016 Annual Meeting in Scottsdale, Arizona (the “ASCP Annual Meeting”).

The Company intends to place the Presentation on its website, which may contain non-public information.  A copy of the Presentation is filed as Exhibit 99.01. The foregoing description of the Presentation is qualified in its entirety by reference to the Presentation, a copy of which is filed as Exhibit 99.01 to, and is incorporated by reference in, this report.

On June 1, 2016, the Company will present data from the AtEase Study of TNX-102 SL (cyclobenzaprine HCl sublingual tablets) for the treatment of military-related post-traumatic stress disorder in a poster entitled “A Randomized Placebo-controlled Multicenter Trial of a Low-dose Bedtime Sublingual Formulation of Cyclobenzaprine (TNX-102 SL) for the Treatment of Military-Related PTSD” (the “Poster”), at the ASCP Annual Meeting.

The Company intends to place the Poster on its website, which may contain non-public information.  A copy of the Poster is filed as Exhibit 99.02. The foregoing description of the Poster is qualified in its entirety by reference to the Poster, a copy of which is filed as Exhibit 99.02 to, and is incorporated by reference in, this report.

On May 31, 2016, the Company issued a press release announcing the Presentation and the Poster. A copy of the press release that discusses these matters is filed as Exhibit 99.03 to, and incorporated by reference in, this report.

The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.01	Presentation by the Company at the ASCP Annual Meeting*
99.02	A Randomized Placebo-controlled Multicenter Trial of a Low-dose Bedtime Sublingual Formulation of Cyclobenzaprine (TNX-102 SL) for the Treatment of Military-Related PTSD Poster*
99.03	Press Release, dated May 31, 2016, issued by Tonix Pharmaceuticals Holding Corp.*

______

* Furnished herewith.

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SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TONIX PHARMACEUTICALS HOLDING CORP.

Date: May 31, 2016	By:	/s/ SETH LEDERMAN
Seth Lederman
Chief Executive Officer

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